                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant / /

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement        / /  Confidential, for Use of the Commission
                                             Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12


                              CVB FINANCIAL CORP.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

         -----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                              CVB FINANCIAL CORP.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 15, 1996

TO THE SHAREHOLDERS OF CVB FINANCIAL CORP.:

     NOTICE IS HEREBY GIVEN that, pursuant to its Bylaws and the call of its Board of Directors, the Annual Meeting of Shareholders (the "Meeting") of CVB Financial Corp. (the "Company") will be held at the Red Lion Inn, 222 North Vineyard, Ontario, California 91764 on Wednesday, May 15, 1996, at 7:00 p.m., for the following purposes, all as set forth in the attached Proxy Statement:

          1. ELECTION OF DIRECTORS. To elect seven persons to the Board of Directors to serve until the 1997 Annual Meeting of Shareholders and until their successors are elected and have qualified. The following seven persons are the Board of Directors' nominees:

                        George A. Borba                    Charles M. Magistro
                        John A. Borba                      John Vander Schaaf
                        Ronald O. Kruse                    D. Linn Wiley
                        John J. LoPorto

          2. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS. To ratify the appointment of Deloitte & Touche as the Company's independent public accountants for the year ending December 31, 1996.

          3. OTHER BUSINESS. To transact such other business as may properly come before the Meeting and at any and all adjournments thereof.

     The Bylaws of the Company provide for the nomination of directors in the following manner:

          "Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of voting stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations, other than by the Board of Directors, shall be made in writing and shall be received by the President of the corporation no more than 60 days prior to any meeting of shareholders called for the election of directors, and no more than 10 days after the date the notice of such meeting is sent to shareholders pursuant to Section 2.2 of these bylaws; provided, however, that if only 10 days' notice of the meeting is given to shareholders such notice of intention to nominate shall be received by the President of the corporation not later than the time fixed in the notice of the meeting for the opening of the meeting. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of voting stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of voting stock of the corporation owned by the notifying shareholder. Nominations not made in accordance herewith shall be disregarded by the then chairman of the meeting, and the inspectors of election shall then disregard all votes cast for each nominee."

     Only those shareholders of record at the close of business on April 1, 1996 shall be entitled to notice of and to vote at the Meeting.

     IT IS IMPORTANT THAT ALL SHAREHOLDERS VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE IN PERSON. IN ORDER TO FACILITATE THE PROVIDING OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                                          By Order of the Board of Directors

                                          /s/ DONNA MARCHESI
                                          ------------------------------------
                                          DONNA MARCHESI
                                          Corporate Secretary

Dated: April 12, 1996

                              CVB FINANCIAL CORP.
                       701 NORTH HAVEN AVENUE, SUITE 350
                           ONTARIO, CALIFORNIA 91764
                                 (909) 980-4030

                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 15, 1996

                            ------------------------

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CVB Financial Corp. (the "Company") for use at its Annual Meeting of Shareholders (the "Meeting") to be held at the Red Lion Inn, 222 North Vineyard, Ontario, California 91764 on Wednesday, May 15, 1996, at 7:00 p.m., and at any and all adjournments thereof. It is expected that this Proxy Statement and enclosed form of proxy will be mailed to shareholders on or about April 12, 1996.

MATTERS TO BE CONSIDERED

     The matters to be considered and voted upon at the Meeting will be:

          1. ELECTION OF DIRECTORS. Electing seven persons to the Board of Directors to serve until the 1997 Annual Meeting of Shareholders and until their successors are elected and have qualified.

          2. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC
     ACCOUNTANTS. Ratifying the appointment of Deloitte & Touche as the Company's independent public accountants for the year ending December 31, 1996.

          3. OTHER BUSINESS. Transacting such other business as may properly come before the Meeting and at any and all adjournments thereof.

COSTS OF SOLICITATION OF PROXIES

     The Company will bear the costs of this solicitation, including the expense of preparing, assembling, printing and mailing this Proxy Statement and the material used in this solicitation of proxies. It is contemplated that proxies will be solicited principally through the mails, but directors, officers and regular employees of the Company may solicit proxies personally or by telephone. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expense in forwarding these proxy materials to their principals. In addition, the Company may pay for and utilize the services of individuals or companies not regularly employed by the Company in connection with the solicitation of proxies if the Board of Directors of the Company determines that this is advisable.

OUTSTANDING SECURITIES, VOTING RIGHTS AND REVOCABILITY OF PROXIES

     There were issued and outstanding 9,015,052 shares of the Company's common stock, no par value per share ("Common Stock"), on April 1, 1996, which has been set as the record date (the "Record Date") with respect to this solicitation for the purpose of determining the shareholders entitled to notice of and to vote at the Meeting. The Company's Articles of Incorporation also authorize the issuance of up to 20,000,000 shares of Serial Preferred Stock of which no shares are presently issued and outstanding.

     Each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock standing in his or her name on the books of the Company as of the record date for the Meeting on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares are entitled to be voted cumulatively if a shareholder present at the Meeting has given notice at the Meeting prior to the voting of his or her intention to vote his or her shares cumulatively. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Cumulative voting entitles a shareholder to give one nominee as many votes as is equal to the number of directors to be elected, multiplied by the number of shares owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she sees fit.

     In the election of directors, the seven candidates receiving the highest number of votes are elected. Discretionary authority to cumulate votes is hereby solicited by the Board of Directors, and the return of an executed proxy shall grant such authority.

     Ratification of the appointment of Deloitte & Touche as the Company's independent public accountants requires the affirmative vote of the majority of the shares of the Company's Common Stock present at the Meeting in person or by proxy and entitled to vote.

     A proxy for use at the Meeting is enclosed. The proxy must be signed by you or your authorized agent. Any shareholder who executes and delivers such proxy has the right to revoke it at any time before it is exercised by filing with the Corporate Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date. It may also be revoked by attendance at the Meeting and election to vote thereat. Subject to such revocation, all shares represented by a properly executed proxy received in time for the Meeting will be voted by the proxy holders in accordance with the instructions on the proxy. If no instruction is specified in respect to a matter to be acted upon, the shares represented by the proxy will be voted "FOR" the election of the nominees for directors set forth herein and "FOR" the ratification of Deloitte & Touche as the Company's independent public accountants for the year ending December 31, 1996. It is not anticipated that any matters will be presented at the Meeting other than as set forth in the accompanying Notice of the Meeting. If, however, any other matters properly are presented at the Meeting, the proxy will be voted in accordance with the best judgment and in the discretion of the proxy holders. Abstentions from voting on any matter other than in the election of directors will have the effect of a vote "AGAINST" the proposal.

     If you hold your shares of Common Stock in "street name" and you fail to instruct your broker or nominee as to how to vote such shares of Common Stock, your broker or nominee may, in its discretion, vote your shares of Common Stock "FOR" the election of the nominees for director set forth herein and "FOR" ratification of the appointment of Deloitte & Touche as the Company's independent public accountants for the year ending December 31, 1996.

BENEFICIAL OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of Common Stock as of the Record Date by each person known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, by each executive officer, director and nominee for director of the Company, and by all directors and executive officers as a group:

                                                                    COMMON STOCK
                                                                BENEFICIALLY OWNED(2)
                                                            -----------------------------
                                                             NUMBER             PERCENT
                               NAME                         OF SHARES         OF CLASS(3)
        --------------------------------------------------  ---------         -----------
        George A. Borba(1)................................  1,550,401(4)         17.13%
          Chairman of the Board and Nominee
        John A. Borba(1)..................................    449,106(4)          4.96%
          Director and Nominee
        Ronald O. Kruse(1)................................    491,345(4)          5.43%
          Director and Nominee
        Charles M. Magistro(1)............................    653,632(4)          7.22%
          Director and Nominee
        John Vander Schaaf(1).............................    685,786(4)          7.58%
          Director and Nominee
        John J. LoPorto...................................    240,907(4)(5)       2.67%
          Director and Nominee
        D. Linn Wiley,....................................    147,928(6)          1.63%
          President, Chief Executive Officer,
          Director and Nominee
        Vincent T. Breitenberger,.........................     48,359(7)          *
          Executive Vice President
        Jay W. Coleman,...................................     48,338(8)          *
          Executive Vice President
        Robert J. Schurheck,..............................     48,338(9)          *
          Executive Vice President,
          Chief Financial Officer
        Directors and Executive Officers (10 persons).....  4,364,140(10)        46.40%

- ---------------

  *  Less than 1%.

 (1) The address of each of these persons is care of the Company: 701 North Haven Avenue, Suite 350, Ontario, California 91764.

 (2) Except as otherwise noted below, each nominee directly or indirectly has sole or shared voting and investment power with respect to the shares listed.

 (3) The percentage for each of these persons or group is based upon the total number of shares of Common Stock outstanding as of the Record Date plus the shares which the respective individual or group has the right to acquire within 60 days after the Record Date by the exercise of stock options vested pursuant to the Company's 1991 Stock Option Plan.

 (4) Includes 36,600 shares which each individual has the right to acquire within 60 days after the Record Date by the exercise of stock options vested pursuant to the Company's 1991 Stock Option Plan.

 (5) Includes 947 shares held by Mr. LoPorto as Custodian for his grandchildren.

 (6) Includes 59,323 shares which Mr. Wiley has the right to acquire within 60 days after the Record Date by the exercise of options vested pursuant to the Company's 1991 Stock Option Plan.

 (7) Includes 26,338 shares which Mr. Breitenberger has the right to acquire within 60 days after the Record Date by the exercise of stock options vested pursuant to the Company's 1991 Stock Option Plan.

 (8) Includes 48,338 shares which Mr. Coleman has the right to acquire within 60 days after the Record Date by the exercise of stock options vested pursuant to the Company's 1991 Stock Option Plan.

 (9) Includes 37,338 shares which Mr. Schurheck has the right to acquire within 60 days after the Record Date by the exercise of stock options vested pursuant to the Company's 1991 Stock Option Plan.

(10) Includes 390,937 shares which members of the group have the right to acquire within 60 days after the Record Date by the exercise of stock options vested pursuant to the Company's 1991 Stock Option Plan.

                        DIRECTORS AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

     The Bylaws of the Company provide that the number of directors shall be not less than seven nor more than 13 until changed by a bylaw amending Section 3.3 of the Company's Bylaws, duly adopted by the vote or written consent of the Company's shareholders. The Bylaws further provide that the exact number of directors shall be fixed from time to time, within the foregoing range, by a bylaw or amendment thereof duly adopted by the vote or written consent of the Company's Board of Directors. The number of directors currently is fixed at seven.

     The persons named below, all of whom are present members of the Board of Directors of the Company, will be nominated for election to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified. Each of these persons is also a member of the Board of Directors of the Company's principal subsidiary, Citizens Business Bank (the "Bank"). Votes will be cast pursuant to the enclosed proxy in such a way as to effect the election of said seven nominees, or as many thereof as possible, under applicable voting rules. In the event that any of the nominees should be unable or unwilling to accept nomination for election as a director, it is intended that the proxy holders will vote for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve if elected to office.

     The following table sets forth certain information, as of December 31, 1995, with respect to those persons who are to be nominated by the Board of Directors for election as directors.

                                                                                            YEAR FIRST
                                                                                            ELECTED OR
                                                      PRINCIPAL OCCUPATION                   APPOINTED
              NAME AND POSITION                       FOR PAST FIVE YEARS           AGE     A DIRECTOR
  ------------------------------------------    --------------------------------    ---     -----------
  George A. Borba(1)                            Dairy Farmer, George Borba & Son    63          1981
    Chairman of the Board                       Dairy
  John A. Borba(1)                              Dairy Farmer, John Borba & Sons     68          1981
    Director
  Ronald O. Kruse                               Chairman, Kruse Investment Co.,     57          1981
    Vice Chairman of the Board and Director     Inc.(2)
  John J. LoPorto                               Investor                            63          1981
    Director
  Charles M. Magistro                           Physical Therapy Consultant         71          1981
    Vice Chairman of the Board and Director
  John Vander Schaaf                            Dairy Farmer, Vander Schaaf         70          1981
    Director                                    Dairy
  D. Linn Wiley                                 President and Chief Executive       57          1991
    President, Chief Executive Officer and      Officer, CVB Financial Corp. and
    Director                                    Citizens Business Bank(3)

- ---------------

(1) George A. Borba and John A. Borba are brothers.

(2) Prior to joining Kruse Investment Co., Inc., Mr. Kruse was Chairman of O.H. Kruse Grain & Milling from 1974 through August 31, 1995.

(3) Prior to joining the Company and Bank on August 21, 1991, Mr. Wiley served as an Executive Vice President of Wells Fargo Bank from April 1, 1990 to August 20, 1991. From 1988 to April 1, 1990,

    Mr. Wiley served as the President and Chief Administrative Officer of Central Pacific Corporation, and from 1983 to 1990 he served as the President and Chief Executive Officer of American National Bank.

THE BOARD OF DIRECTORS AND COMMITTEES

     The Company has eight standing committees including an Audit Committee, a Personnel Committee and a Stock Option Committee. As the Company has no nominating committee, the procedures for nominating directors, other than by the Board of Directors itself, are set forth in the Company's Bylaws and in the Notice of Annual Meeting of Shareholders.

     The Audit Committee of the Company, which held 12 meetings in 1995, is chaired by Mr. J. Borba, and Messrs. J. LoPorto, R. Kruse and J. Vander Schaaf are members. The purpose of the Audit Committee, among other things, is to direct the activities of the Audit Department of the Bank in order to fulfill the legal and technical requirements necessary to adequately protect the directors, shareholders and employees of the Company and the Bank. It is also the responsibility of this committee to recommend to the Board of Directors the appointment of independent accountants and to make certain that the Audit Department has the necessary freedom and independence to freely examine all the Bank records.

     The Personnel Committee of the Company, which held five meetings during 1995, is chaired by Mr. C. Magistro, and Messrs. G. Borba, J. Borba, R. Kruse and D.L. Wiley are members. The purpose of the Personnel Committee is to review and approve personnel policies and the issues related to the compensation of the officers and employees of the Bank.

     The Stock Option Committee of the Company, which held one meeting during 1995, is chaired by Mr. G. Borba, and Messrs. J. Borba, R. Kruse, C. Magistro,
J. LoPorto and J. Vander Schaaf are members. The purpose of the Stock Option Committee is to administer the Company's stock option plans, including making all decisions regarding the grant of options thereunder.

     During the year ended December 31, 1995, the Board of Directors of the Company held a total of 14 meetings, and the Board of Directors of the Bank held a total of 14 meetings. All of the persons who were directors of the Company and the Bank during 1995 attended at least 75% of the aggregate of (i) the total number of such Company and Bank Board meetings and (ii) the total number of meetings held by all committees of the Board of Directors of the Company or Bank on which he served during such year.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

  Summary of Cash and Certain Other Compensation

     The following table sets forth certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and each of the three other executive officers of the Company (determined as of the end of the last fiscal year) (the "Named Executives") for each of the fiscal years ended December 31, 1995, 1994 and 1993:

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM COMPENSATION
                                                                           ---------------------------------------
                                             ANNUAL COMPENSATION                     AWARDS               PAYOUT
                                      ----------------------------------   ---------------------------   ---------
                                                                 OTHER
                                                                ANNUAL       RESTRICTED                               ALL OTHER
                                                                COMPEN-        STOCK         OPTIONS/      LTIP        COMPEN-
 NAME AND PRINCIPAL POSITION   YEAR   SALARY($)     BONUS($)   SATION($)     AWARDS($)      SARS(#)(3)   PAYOUT($)   SATION($)(1)
- -----------------------------  ----   ---------     --------   ---------   --------------   ----------   ---------   ------------
D. LINN WILEY                  1995    516,357(2)   187,680          --             --         3,795(3)       --        11,996
President and                  1994    660,775(2)   227,825          --             --             0          --        18,747
Chief Executive Officer        1993    596,000(2)   155,775          --             --             0          --        18,748
VINCENT T. BREITENBERGER       1995    197,400       93,765          --             --         7,436(3)       --        11,996
Executive Vice President and   1994    188,000       84,600          --             --             0          --        18,747
Senior Loan Officer of the     1993    179,000       83,950          --             --             0          --        18,748
Bank
JAY W. COLEMAN                 1995    140,000       30,450          --             --         7,436(3)       --        11,996
Executive Vice President of    1994    132,500       35,775          --             --             0          --        12,728
Sales and Service Division     1993    126,000       34,020          --             --             0          --        12,728
of the Bank
ROBERT J. SCHURHECK            1995    135,000       36,450          --             --         7,436(3)       --        11,996
Chief Financial Officer of     1994    126,000       37,800          --             --             0          --        11,394
the Company and Executive      1993    120,000       33,300          --             --             0          --        11,394
Vice President/Chief
Financial Officer of the
Bank

- ---------------

(1) Represents amounts contributed by the Bank to the Profit Sharing Plan and allocated to the Named Executive's vested or unvested account under such plan.

(2) Includes $176,357 for 1995, $335,775 for 1994 and $286,000 for 1993 that represents the dollar value of the 13,310 shares of Common Stock, 24,200 shares of Common Stock and 22,000 shares of Common Stock on the date such stock was granted during 1995, 1994 and 1993, respectively, to Mr. Wiley pursuant to his employment agreement. See "DIRECTORS AND EXECUTIVE OFFICERS -- Compensation of Executive Officers and Directors -- Employment Agreements and Termination of Employment Arrangements."

(3) Represents options that were granted in 1995, retroactively adjusted for the 10% dividend paid in January 1996.

  Employment Agreements and Termination of Employment Arrangements

     The Company and the Bank entered into an agreement with Mr. Wiley that is dated August 8, 1991 and sets forth the compensation Mr. Wiley will receive for his services as President and Chief Executive Officer of the Company and the Bank. The agreement provides for an annual base salary of at least $300,000. The agreement further provides that Mr. Wiley will receive a $75,000 bonus for 1991 and will be eligible to receive an annual bonus of $200,000 for each year thereafter; provided, however, that the actual amount paid may be more or less depending on the attainment of certain goals. In addition, as compensation for each full year of service, Mr. Wiley will receive an unrestricted, fully vested and non-forfeitable Common Stock grant, together with certain additional cash compensation, on August 21 of each year commencing with August 21, 1992. The number of shares to be granted each year is as follows (subject to standard antidilution adjustments including the 10% stock dividends paid by the Company in January 1993, January 1994, January 1995 and January 1996): 10,000 shares in 1992, 20,000 shares in 1993, 20,000 shares in 1994, 10,000 shares in 1995,
10,000 shares in 1996 and 10,000 shares in 1997. In the event Mr. Wiley is terminated for reasons other than cause, or he elects to resign upon a change in control, he shall be entitled to receive a sum equal to one year's base salary at the rate being paid to him at the time of such termination or resignation. Additionally, the agreement provides for certain other benefits, including the grant of an option to purchase 50,000 shares of Common Stock at an exercise price equal to the fair market value of such stock on the date of grant, use of an automobile, a country club membership, participation in the Bank's Profit Sharing Plan and medical and life insurance benefits.

  Stock Options

     The following table provides information with respect to stock options to purchase shares of Common Stock or other securities of the Company granted during the fiscal year ended December 31, 1995 to any of the Named Executives.


                     OPTION/SAR GRANTS IN FISCAL YEAR 1995

                                 INDIVIDUAL GRANTS                                           POTENTIAL
                             -------------------------                                    REALIZABLE VALUE
                             NUMBER OF      PERCENT OF                                   AT ASSUMED ANNUAL
                             SECURITIES       TOTAL                                           RATES OF
                             UNDERLYING      OPTIONS/                                       STOCK PRICE
                              OPTIONS/         SARS         EXERCISE                      APPRECIATION FOR
                                SARS        GRANTED TO      OR BASE                         OPTION TERM
                              GRANTED       EMPLOYEES        PRICE        EXPIRATION     ------------------
           NAME                (#)(1)        IN 1995       ($/SH)(1)         DATE        5%($)      10%($)
- ---------------------------  ----------     ----------     ----------     ----------     ------     -------
D. Linn Wiley..............     3,795          3.08%          12.73        4-19-05       30,382      76,994
Vincent T. Breitenberger...     7,436          6.04%          12.73        4-19-05       59,531     150,864
Jay W. Coleman.............     7,436          6.04%          12.73        4-19-05       59,531     150,864
Robert J. Schurheck........     7,436          6.04%          12.73        4-19-05       59,531     150,864

- ---------------

(1) Retroactively adjusted for the 10% stock dividend paid in January 1996.

  Option Exercises and Holdings

     The following table provides information with respect to the Named Executives concerning the exercise of options during the fiscal year ended December 31, 1995 and unexercised options held by the Named Executives as of December 31, 1995:

               AGGREGATED OPTION(1) EXERCISES IN FISCAL YEAR 1995
                       AND FISCAL YEAR-END OPTION VALUES

                              SHARES                                                     VALUE OF UNEXERCISED
                             ACQUIRED                   NUMBER OF UNEXERCISED            IN-THE-MONEY OPTIONS
                                ON        VALUE       OPTIONS AT 12/31/95 (#)(2)          AT 12/31/95($)(3)
                             EXERCISE    REALIZED    ----------------------------    ----------------------------
           NAME                (#)         ($)       EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
- ---------------------------  --------    --------    -----------    -------------    -----------    -------------
D. Linn Wiley..............        0          N/A       58,564          18,436         475,167         122,673
Vincent T. Breitenberger...   20,000      133,500       24,851          19,148         201,640         102,631
Jay W. Coleman.............        0          N/A       46,851          19,148         380,132         102,631
Robert J. Schurheck........   10,000       71,800       35,851          19,148         290,890         102,631

- ---------------

(1) The Company has no plans pursuant to which stock appreciation rights may be granted.

(2) Retroactively adjusted for the 10% stock dividend paid in January 1996.

(3) Value of unexercised "in-the-money" options is the difference between the fair market value of the securities underlying the options or SARs and the exercise or base price of the options or SARs at exercise or fiscal year-end, respectively.

  Board of Directors' Report on Executive Compensation

     With the exception of decisions related to stock options, decisions on the compensation of the Company's executives, including the Named Executives, during 1995 were approved by the entire Board of Directors. Decisions with respect to stock options are made by the Stock Option Committee which is comprised of all of the Company's non-employee directors.

     The Report of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the information contained in the report by reference, and shall not otherwise be deemed filed under such acts.

                        REPORT OF THE BOARD OF DIRECTORS

     The Company has adopted a basic philosophy and practice of offering a compensation program designed to attract and retain highly qualified employees. It is intended to encourage and motivate these individuals to achieve superior performance. This underlying philosophy pertains specifically to executive compensation, as well as employee compensation at all other levels throughout the organization.

     There are three principal components of the executive compensation program.(1) They include base salary compensation, bonus compensation (performance compensation) and long-term incentive compensation.

     For 1995, the base salary compensation for each of the Company's executive officers, including the Named Executives other than Mr. Wiley, was determined by first establishing a range of base salary compensation for each executive. This salary range is predicated on the California Bankers Association salary survey and other salary information and considerations. The mid-point of the base salary range was placed at the higher end of the average base salary range of other California financial institutions of comparable size.

- ---------------

(1) The company has no policy on qualifying executive compensation for deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended.

This reflects the Company's willingness to pay a higher base salary than its competitors to attract and retain highly qualified executives and employees.

     Each executive has a base salary which was established within this range. It is predicated on the executive's ability, experience and past and potential performance and contribution to the Company. Furthermore, each base salary was established in such a manner that the Company will have the ability to increase these base salaries within the salary ranges in future years based on the executive's performance. In the event an executive's base salary for the prior year was above the range, the base salary was held constant at the same level as the prior year. The full Board of Directors approved both the range and the actual base salary for each executive officer.

     The range of each executive's base salary will be evaluated and adjusted, if appropriate, in subsequent years, based on future salary surveys, comparable salary information and other considerations. Base salary adjustments for each executive will be predicated primarily on performance and the executive's position in the base salary range. Performance evaluations are conducted at least annually, and they are based primarily on results achieved. These results are measured against specific performance standards established at the beginning or during the course of the year. For example, a branch manager would have performance objectives and standards based on, among other things, deposit growth, fee income, expense control and net earnings.

     Bonus compensation is based on return on equity for the Bank and other specific performance criteria. The Bank must achieve a minimum return on equity for anyone to be eligible for a bonus. This criterion was a minimum return on average equity of 15% for 1995. The actual return on average equity for the Bank for the year was 17.21%. Assuming the minimum return on equity is achieved, for each individual, 50% of the bonus award is based on return on equity and 50% of the bonus award is based on individual performance as measured against specific performance objectives and standards established at the beginning of the year. The individual performance objectives and standards relate to specific results where the executive has substantial influence and accountability. All bonuses paid to executive officers, including the Named Executives, for service during 1995 were approved by the full Board of Directors.

     The Company maintains two compensation plans that are intended to provide long-term incentives for its executive officers. They include a Stock Option Plan and a Profit Sharing Plan.

     The Stock Option Plan is designed to align the interests of key employees, including the Named Executives, with those of shareholders. It is intended to provide these employees with an incentive to achieve superior performance by granting them long-term options to purchase Company Common Stock at a fixed exercise price that equals the fair market value of the underlying stock on the date of the grant. The Stock Option Plan is administered by the Stock Option Committee, which is comprised of all the Company's non-employee directors. This committee has the authority to select the key employees to whom stock options are granted and the number of options granted to such persons. The members of the Stock Option Committee do not utilize any performance goals in determining the number of options to be granted, nor do they consider the number of options previously granted to an executive officer. Rather, the members base the award of stock options on their own analysis of that employee's contribution to the Company, including an assessment of the employee's responsibilities, as well as the employee's commitment to the Company's future.

     The Profit Sharing Plan is designed primarily to provide retirement benefits to all eligible employees, including Named Executives. It also has death and disability features. Employees become eligible upon completing at least one year of service. Annual contributions are made solely by the Company. These contributions are entirely discretionary, and they are approved by the Board of Directors based on the earnings of the Company. For 1995, the Company contributed $780,189, or 8% of total employee base salary and bonus, to the Profit Sharing Plan. Contributions are allocated proportionately to the accounts of plan participants based on their base salaries and bonus. Plan participants become fully vested in these amounts upon reaching seven years of service.

     Mr. Wiley, the President and Chief Executive Officer of the Company and the Bank, received compensation for his services during 1995 based primarily upon his rights under his employment agreement with the Company and the Bank that was entered into on August 8, 1991. The employment agreement provided that Mr. Wiley is eligible to receive a discretionary annual bonus. This bonus is based on specific performance achievements as outlined above for other executive officers. Mr. Wiley may receive a bonus of up to and including 83% of his base salary under this plan. He received an annual bonus of $187,680, or 55.2% of base salary, for his services in 1995. This bonus was predicated on return on average equity, deposit growth, noninterest expense control, net loan losses and staff turnover. In addition to the benefits provided for under this employment agreement, Mr. Wiley is an eligible participant in the Company's Profit Sharing Plan. He received an unvested allocation of $11,996 for 1995. This represents his proportionate share of the aggregate employer contribution authorized by the Board of Directors for 1995.

Dated: March 20, 1996                     THE BOARD OF DIRECTORS

                                          GEORGE A. BORBA
                                          JOHN A. BORBA
                                          RONALD O. KRUSE
                                          JOHN J. LoPORTO
                                          CHARLES M. MAGISTRO
                                          JOHN VANDER SCHAAF
                                          D. LINN WILEY

  Compensation Committee Interlocks and Insider Participation

     No person who served as a member of the Personnel Committee or the Stock Option Committee during the 1995 fiscal year has ever been an officer or employee of the Company or any of its subsidiaries, except Mr. Wiley. However, all decisions regarding compensation of executive officers during 1995 other than those related to stock options or the base salary of Mr. Wiley, were made by the entire Board of Directors. With the exception of Mr. Wiley, the President and Chief Executive Officer of the Company and the Bank, none of the persons who served as members of the Company's Board of Directors during the 1995 fiscal year has ever been an officer or employee of the Company or any of its subsidiaries.

  Performance Graph

     The following graph compares, for the period from January 1, 1991 through December 31, 1995, the yearly percentage change in the Company's cumulative total shareholder return on Common Stock with (i) the cumulative total return of the American Stock Exchange market index and (ii) the cumulative total return of an index comprised of banks and bank holding companies headquartered in Southern California and selected by Montgomery Securities. The graph assumes an initial investment of $100 and reinvestment of dividends. The graph is not necessarily indicative of future price performance.

     The graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.


                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
        AMONG CVB FINANCIAL CORP., AMEX MARKET INDEX & PEER GOUP INDEX**

                 SOURCE                               1991       1992       1993       1994       1995
CVB FINANCIAL CORP.** (MONTGOMERY)           100      89.60     100.33     150.79     197.42     210.28
AMEX MARKET INDEX     (MEDIA GENERAL)        100     123.17     124.86     148.34     131.04     168.90
PEER GROUP INDEX***   (MONTG S.C. PROXY)     100     100.98     100.50     122.83     140.19     177.81

Assumes $100 invested on January 1, 1991 in CVB Financial Corp., AMEX Market Index, & Peer Group Index***

  *Total return assumes reinvestment of dividends.
 **Fiscal Year ending December 31.
***Source: Montgomery Securities "Western Bank Monitor", Southern California
   Proxy.

  Director Compensation

     In 1995, directors of the Company and the Bank received $2,922 per month for Board and Committee meetings, except for the Chairman of the Board and one of the two Vice Chairmen of the Board who received $8,346 and $5,565, respectively, per month for such meetings. Mr. Wiley, the President and Chief Executive Officer of the Company and the Bank, received no fees for serving as a director of the Company or the Bank. The aggregate amount of directors' fees paid in 1995 was $305,966. Each of the Company's non-employee directors is also entitled to receive up to five annual fixed grants of options to purchase 5,000 shares per grant, subject to standard anti-dilution adjustments, of the Company's Common Stock under the Company's 1991 Stock Option Plan. During 1995, each non-employee director received a grant of nonqualified options to purchase 7,320 (as adjusted) shares of Common Stock at an exercise price of $12.61 per share.

CERTAIN TRANSACTIONS

     Some of the directors and executive officers of the Company and its subsidiaries and the companies with which they are associated were customers of, and had banking transactions with, the Bank in the ordinary course of its business during 1995, and the Bank expects to have such banking transactions in the future. All loans and commitments included in such transactions were made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness and, in the opinion of the Board of Directors of the Company, did not involve more than a normal risk of collectibility or present other unfavorable features.

                        COMPLIANCE WITH SECTION 16(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a requested class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Executive officers, directors and greater than ten-percent shareholders are required by Securities and Exchange Commission regulation to furnish to the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such forms furnished to the Company, or written representation that no Form 5 was required, the Company believes that during the fiscal year ended December 31, 1995 all executive officers, directors and greater than ten-percent beneficial owners complied with all Section 16(a) filing requirements applicable to them.

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed Deloitte & Touche as its independent public accountants for the year ending December 31, 1996, and shareholders are being asked to ratify the appointment. The appointment was recommended by the Audit Committee. Deloitte & Touche, the Company's accountants for the year ended December 31, 1995, performed audit services for 1995 which included the examination of the consolidated financial statements and services related to filings with the Securities and Exchange Commission. All professional services rendered by Deloitte & Touche during 1995 were furnished at customary rates and terms. Representatives of Deloitte & Touche will be present at the Meeting and will be available to respond to appropriate questions from shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                                 ANNUAL REPORT

     Together with this Proxy Statement, CVB Financial Corp. has distributed to each of its shareholders an annual report for the year ended December 31, 1995. The annual report contains consolidated financial statements of the Company and its subsidiaries and the report thereon of Deloitte & Touche, the Company's independent public accountants.

     UPON WRITTEN REQUEST OF ANY PERSON ENTITLED TO VOTE AT THE MEETING, ADDRESSED TO DONNA MARCHESI, SECRETARY OF THE COMPANY, AT 701 NORTH HAVEN AVENUE, SUITE 350, ONTARIO, CALIFORNIA 91764, THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR 1995, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934.

                           PROPOSALS OF SHAREHOLDERS

     Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. Any such proposal to be included in the Proxy Statement for the Company's 1997 Annual Meeting of Shareholders must be submitted by a shareholder prior to December 14, 1996, in a form that complies with applicable regulations.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business which will be presented for consideration at the Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in accordance with their best judgment and in their discretion, and authority to do so is included in the proxy.

Dated: April 12, 1996

                                          CVB FINANCIAL CORP.

                                          /s/ D. Linn Wiley
                                          -------------------------------------
                                          D. Linn Wiley
                                          President and Chief Executive Officer

PROXY

                               CVB FINANCIAL CORP.
                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 15, 1996
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned shareholder(s) hereby nominate(s), constitute(s) and appoint(s) John A. Borba, John J. LoPorto and John Vander Schaaf, and each of them, the attorneys, agents and proxies of the undersigned, with full powers of substitution to each, to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Shareholders (the "Meeting") of CVB FINANCIAL CORP. (the "Company") to be held at the Red Lion Inn, 222 North Vineyard, Ontario, California 91764, on Wednesday, May 15, 1996, at 7:00 p.m., and at any and all adjournments thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE. THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE.

                      PLEASE SIGN AND DATE ON REVERSE SIDE

- --------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                                            Please mark
                                                           your votes as   /X/
                                                           indicated in
                                                           this example.


1.  ELECTION OF DIRECTORS.

    Nominees: George A. Borba, John A. Borba, Ronald O. Kruse, John J. LoPorto, Charles M. Magistro, John Vander Schaaf, and D. Linn Wiley


         FOR
    all nominees
    listed below
     (except as
  indicated to the
  contrary below).                   WITHHOLD
    Discretionary                   AUTHORITY
    authority to                 to vote for all
   cumulate votes                    nominees
     is granted.                  listed below.
        / /                            / /

    (INSTRUCTION: TO WITHHOLD AUTHORITY to vote for any individual nominee write that nominee's name in the space below.)

    __________________________________________________________________________

2. RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE as independent public accountants of the Company for the year ending December 31, 1996.

           FOR      AGAINST      ABSTAIN
           / /        / /        / /

3. OTHER BUSINESS. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting and at any and all adjournments thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or the Board of Directors at the Meeting.

 I (WE) WILL  / /       WILL NOT  / /     ATTEND THE MEETING IN PERSON.

PLEASE SIGN AND DATE BELOW

The undersigned hereby ratifies and confirms all that said attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at said Meeting. The undersigned acknowledges receipt of the notice of said Annual Meeting and the Proxy Statement accompanying said notice.

Dated: _________________________________________________________________, 1996

Signed _______________________________________________________________________

Signed _______________________________________________________________________

Please date this Proxy and sign above as your name(s) appear(s) on this card. Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Executors, administrators, trustees, etc. should give their full titles.

- --------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -